SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549




                                 FORM 8-K

                               CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report: (Date of Earliest Event Reported):  May 19, 2003
                                                        (May 16, 2003)




                                CRIIMI MAE INC.
           (Exact name of registrant as specified in its charter)

         Maryland                 1-10360                  52-1622022
(State or other jurisdiction    (Commission               (I.R.S. Employer
     of incorporation)           File Number)            Identification No.)




                             11200 Rockville Pike
                         Rockville, Maryland  20852
   (Address of principal executive offices, including zip code, of Registrant)

                               (301) 816-2300
              (Registrant's telephone number, including area code)


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Item 5.  Other Events and Required FD Disclosure

     Attached as exhibits to this Current Report on Form 8-K are two press releases issued by CRIIMI MAE Inc. (the "Company") on May 16, 2003 announcing
(i) the declaration of a cash dividend previously deferred for the third quarter of 2002 on each of the Company's Series B Cumulative Convertible Preferred Stock, Series F Redeemable Cumulative Dividend Preferred Stock and Series G Redeemable Cumulative Dividend Preferred Stock, and (ii) the re-election of Robert J. Merrick, and the election of Arthur N. Haut and Jeffrey M. Blidner, as Class III directors at the Company's Annual Meeting of Shareholders held on May 15, 2003. The above-referenced press releases are hereby incorporated by reference herein.










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Item 7.  Financial Statements and Exhibits.

(c) Exhibits. The following exhibits are filed with this report:

Exhibit 99.1  Press Release issued by CRIIMI MAE Inc. on May 16, 2003.

Exhibit 99.2  Press Release issued by CRIIMI MAE Inc. on May 16, 2003.









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



SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     CRIIMI MAE Inc.




Dated: May 19, 2003                  /s/Mark Libera
                                     ----------------------------------
                                     Vice President/General Counsel










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


                              EXHIBIT INDEX

Exhibit
No. Description
-------------------------------------------------------------------------------

* Exhibit 99.1        Press Release issued by CRIIMI MAE Inc.

* Exhibit 99.2        Press Release issued by CRIIMI MAE Inc.

*Filed herewith.

















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